EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Natural Health Trends Corp. (the "Company") on Form 10-QSB/A for the period ending June 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark D. Woodburn, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ MARK D. WOODBURN
-------------------------------------
Mark D. Woodburn
President and Chief Financial Officer

April 12, 2004

                                       16